Exhibit 99.1




From:     Doug Cole
          Chief Executive Officer
          Trinity Learning Corporation

To:       Shareholders of Trinity Learning Corporation

Date:     January 12, 2004


Dear Shareholders,

As this New Year begins, I would like to take this opportunity to share my thoughts and expectations for Trinity Learning Corporation for 2004. I believe 2003 was an active and productive year for the development of Trinity Learning and I look forward to continuing this momentum into the New Year.

We enter 2004 a remarkably different company than we were one year ago. Today, we are a global learning company with operations in the United States, Australia, South Africa and the United Kingdom. We provide workplace learning services to corporate customers, including many of the world's largest employers. We have created an innovative approach to the global learning industry by acquiring and integrating a blend of operating companies, each with a unique focus of learning products and services, and each with proven sales experience in their target geographic markets and industry segments.

Today, we serve customers through four operating subsidiaries:

TOUCHVISION, INC. (CALIFORNIA): TOUCHVISION, INC. ("TouchVision"), is a California-based provider of technology-enabled information and learning systems to healthcare providers, financial services companies and other industry segments. TouchVision specializes in software systems that provide end-users easy access to information and educational content through a variety of interactive devices such as touch-screens, kiosks, computers, personal digital assistants (PDA's), and other digital communication devices. Over the past eight years, TouchVision has demonstrated an ability to deliver solutions to leading companies in healthcare, financial services, education and retail, as well as other customers who need to provide easy access to vital, real time information and services. Through its VisMed brand, the company delivers solutions that are tailored to the unique needs of the healthcare sector, and there are similar opportunities for product offerings that focus on other industry sectors and geographic markets.


RIVERBEND GROUP HOLDINGS (SOUTH AFRICA): Riverbend Group Holdings (Pty.) Ltd. ("Riverbend"), is a leading provider of on-line university degrees and other learning services to corporations and individuals in South Africa. Riverbend, founded in 1998, operates in South Africa through four primary operating subsidiaries. Together, these operating subsidiaries have developed a holistic approach to technology-enabled learning, education and training. Riverbend, Price Waterhouse Coopers and a South African media group are co-owners of e-DEGREE, a provider of corporate learning solutions including online degrees from some of South Africa's most respected universities. Other Riverbend subsidiaries include LEARNING ADVANTAGE, a provider of customized learning solutions to corporations, REUSABLE OBJECTS, a developer of leading-edge learning software, and LEARNING STRATEGIES, and e-learning consulting services provider. These Riverbend subsidiaries serve major corporate customers in South Africa and are leaders in South Africa's initiative to increase employment and competitiveness by expanding and improving adult basic education and training.

RIVER MURRAY TRAINING (AUSTRALIA): River Murray Training, Ltd. ("RMT"), is an Australian training firm specializing in workplace learning programs for the viticulture, horticulture and other segments in the food production industry. RMT is based in South Australia, in Australia's major wine production region and one of its primary regions for agricultural products. RMT is at the leading edge of workplace training in Australia, empowering client companies to develop and manage their own sustainable in-house training systems with a "one stop shop" approach to meeting customers' training needs. As a registered training organization in Australia, RMT has developed a wide scope of nationally accredited qualifications and specially designed short courses to meet customers' specific training needs. Trinity Learning believes that RMT's curriculum and experience can benefit companies in markets outside Australia, and that RMT will introduce products from other Trinity Learning operating companies into Australia.

IRCA (PTY) LTD. (SOUTH AFRICA): IRCA is an international firm specializing in corporate learning, certification, and risk mitigation in the areas of safety, health environment, and quality assurance (SHEQ). IRCA is headquartered in South Africa and also operates through international sales offices and operations in the United Kingdom and the United States.
IRCA's professionals assess workplace issues related to safety, health, environment and quality, advise clients on learning programs and other interventions that can reduce corporate financial risks, and assist in the implementation and certification of programs. IRCA utilizes proprietary content and SHEQ content and programs developed by other leading certification and standards organizations. Clients include Global 1000 companies operating in Africa, Europe, and the United States. An industry leader, IRCA has developed what it believes to be a world class organization dedicated to assisting major corporations implement learning programs that increase profitability. IRCA believes that the application of sound, consistent management principles to SHEQ is improves profitability while reducing human suffering, costs, and government regulatory problems. These issues are important to corporations all around the world. Through Trinity Learning, IRCA seeks to expand its ability to provide global services through expansion of our sales and support offices as well as through strategic relationships such as its alliance with the British Standards Institute (BSI).

Together, these operating subsidiaries possess a wide range of expertise in content development, learning management systems, customized instructional design and delivery formats ranging from traditional classroom training to advanced e-learning and virtual classrooms. We now have over 300 employees around the world with a breadth of talents and experience capable of meeting the requirements of the largest and most sophisticated corporate customers. Already, our subsidiaries are collaborating to enhance each others' scope of capabilities and to develop new customer-driven integrated
learning solutions.   We also believe, as a global company, that we have
cost advantages that will enhance our competitiveness as we pursue long-term relationships with our multinational clients.

Our original vision to create the first true "blended-learning" company on a global scale is aligned with the large and growing demand among corporations, organizations and individuals around the world to access efficiently all of the learning opportunities made possible by advances in technology, communications, and computing. Global market estimates range from $300 billion to over $1 trillion global market for workplace education, including training, on-going professional education, and lifelong learning. We will establish Trinity Learning as one of the first global learning brands by providing learning solutions in the three sectors of the global market:

     - WORK. Workplace learning, training, certification, professional education, soft skills, and information technology, etc.;
     - SCHOOL. Formal education, vocational, undergraduate and graduate degrees, certifications, language skills, adult education, etc.; and
     - HOME. Personal development, motivation, health and fitness, lifelong learning, etc.

Collectively, over the next ten to twenty years the largest knowledge transfer in history as the World War II and the Baby Boom generations leave the workforce generations X and Y become the world's workers, managers, and executives. Not only is the number of people that need to be educated and trained staggering (there are about 2.5 billion people in the global workforce, growing to 3 billion workers over the next 10 years), but there is also a profound generational change in the use, adaptation, and reliance on digital technology and communication. We believe that ultimate issue of sustainability for our planet is governments, enterprises, institutions and individuals achieving the global knowledge transfer.

Our blueprint for the growth and acquisition strategy for Trinity Learning has been to map our company to this long-term global need and play a leadership role over the coming decades. Our acquisitions to date have focused on workplace learning. We will continue to identify acquisitions that enable us to:

     - Serve an expanding number of global industries from healthcare to agriculture to manufacturing and beyond;
     - Provide learning solutions to multiple organizational levels of major corporations from blue collar to management to executives, benefiting both the organization and the employee or individual learner; and
     - Use a blend of delivery methods including online learning, e-earning, instructor-led training, simulations, multimedia, etc.



Of course, an ambitious strategy such as ours must be implemented step-by-step and executed daily. Our corporate development since inception has focused on three key areas:

     -    Acquisitions, integration and internal growth;
     -    Corporate finance and public markets; and
     -    Strategic alliances and relationships.

I believe we achieved important milestones in each of these areas during 2003, including the acquisition of TouchVision, IRCA, Riverbend, and RMT as well as these important recent developments:

ACCEPTANCE FOR QUOTATION ON THE NASD OTC BULLETIN BOARD. In December we were accepted for quotation on the NASD OTC Electronic Bulletin Board under the stock symbol TTYL.OB. In 2004, we will apply for trading on a larger exchange such as the NASDAQ Small Cap or the American Stock Exchange
(AMEX).

ESTABLISHMENT OF TRINITY LEARNING INTERNATIONAL.  In conjunction with the
acquisition of IRCA, we established Trinity Learning International   a
global sales organization designed to expand our professional sales representation of IRCA as well as other Trinity Learning products and services. Our learning solutions include proprietary Trinity Learning products and learning services marketed by Trinity Learning or our subsidiaries through licenses and strategic marketing agreements.

COMPLETION OF US$5 MILLION PRIVATE PLACEMENT. In October 2003 we completed a US$5 million private equity placement. Trinity Learning worked with broker-dealers and other financial advisors in the United States and Europe to assist in the achieving of this important round of financing and enabling us to continue with our acquisition strategy.

SALE OF CBL GLOBAL CORP.   In December, 2003, we completed the sale of our
interests in CBL Global Corp. and its Australian subsidiaries (collectively "CBL") to the former owners of CBL. In conjunction with the management buyout, we entered into a Settlement Agreement with respect to our litigation with CBL as described in our 10KSB filed with the U. S. Securities and Exchange Commission. We acquired CBL from their former owners in October 2002. Pursuant to the terms of the agreement, we have conveyed all of our interest in CBL back to the former owners in exchange for surrender and cancellation of all shares of Trinity Learning stock issued to them in connection with the acquisition of CBL and the cancellation of Trinity Learning's guaranty of approximately $1 million in convertible notes payable to them. We made the decision to divest Trinity Learning of CBL following our acquisition in the autumn of 2003 of the four companies described above. Continued operation of CBL would have required significant cash infusion on behalf of Trinity Learning. Through IRCA, Trinity Learning will continue to market CBL-related workplace learning content and products in Africa.

EXPANDED EXECUTIVE LEADERSHIP TEAM. I believe we have assembled a great team in Berkeley and around the world, one worthy of the challenge to create a global industry leader. Our team will grow as we continue to identify great operating companies to acquire. As of January 1, 2004, the following individuals have joined me, EDWARD MOONEY and WILLIAM JOBE on the Trinity Learning Board of Directors:



     - MR. WILLIAM STEYNBERG is Managing Director of Titan Aviation, former Director of IRCA and is a chartered accountant.

     - MR. ARTHUR KIDSON graduated from the University of South Wales and is a chartered accountant, former Director of eDegree and is former Chairman of Price Waterhouse Coopers in South Africa.

     - MR. RICK THAU is an executive in residence with InterWest Partners, a US venture capital firm. He was the CEO of Fulltime Software, Micro-MRP and has been a board member of several public and private companies.

With the addition of these independent directors, we are in compliance with corporate governance benchmarks for outside directors, an independent audit committee and other requirements under existing U.S. Securities and Exchange Commission regulations as well as the Sarbanes-Oxley Act of 2002.

These new board members and our executive management team will continue to pursue our current momentum and rate of growth in 2004. We anticipate that we will double the size of our company in the next twelve months through new acquisitions targeting synergistic aspects of workplace learning with a focus on expanding our presence in Europe and in the United States. We have identified many interesting acquisitions targets with distinctive products, services, technology and customers.

In addition to new technology and geographic markets, in 2004 we intend to expand our presence in the formal educational market, both through acquisition and through strategic relationship with educational
institutions around the world.   Also, we have commenced an initiative to
expand our working relationships with governments, international agencies and other organizations that have a stake in the worldwide learning market especially those programs aimed at using technology-enabled learning to reduce poverty, disease and other threats to worldwide sustainability.

Operationally, the continued integration and growth of our existing subsidiaries, including product development synergies and opportunities for integrated cross-selling, will be a key to building a strong foundation for
future success.   Financial controls, management, and reporting for our
expanding family of companies is coordinated by Cris Larson, our Chief Financial Officer. Ms. Larson has extensive experience in senior management of complex international financial operations and she has been
invaluable to the financial management of Trinity Learning.   Reflective of
our anticipated growth, we will also seek to have our shares listed on a larger U.S. exchange during 2004.

Although our financial results for 2003 did not meet our own expectations, we believe that our recent acquisitions and other initiatives to increase revenues and reduce our operating losses will positively impact our financial performance for fiscal year 2004 and beyond. Our entire management team and board of directors are committed to creating long-term shareholder value through these efforts.



In all respects, we are seeking to build a dynamic, industry leader in the global learning market. Our benchmark for achieving leadership will be more than strong revenue growth and profitability. Equally as important, our work needs to be meaningful. We believe that every day, somewhere in the world we are improving the quality of life of an employee and increasing the productivity of a corporation. Our mission for Trinity Learning is to transform the companies, individuals and industries we serve. In this way, we will play a significant role in the future.

I believe I speak for the entire company when I say that I am very excited about where we are and where we are going. We appreciate your support for our vision of Trinity Learning, knowing that our customers and our shareholders make it all possible.

As always, you may contact me by phone at +1 (510) 540-9300 extension 302 or by email at dcole@trinitylearning.com if you have any questions.
               -------------------------


Sincerely,




Doug Cole
Chief Executive Officer and Director
Trinity Learning Corporation







              FORWARD LOOKING STATEMENTS   DISCLAIMER - RISKS

Statements herein which are not statements of historical fact are forward-looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of Trinity Learning Corporation and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements including, without limitation, the ability of the company to sustain customer interest in its core products. For a more detailed discussion of risk factors that affect our operating results, please refer to our SEC reports including our most recent reports on Form 10-KSB and Form 10-Q